For period ending July 31, 2006
			Exhibit 77(o)
File number 811-8764
FORM 10f-3	BlackRock
FUND:  UBS PACE Intermediate Fixed Income Investments

1.Issuer:  Boston Scientific Corporation

2.Date of Purchase:  11/14/2005
3.Date offering commenced:  11/14/2005

4.Underwriters from whom purchased:   JP MORGAN SECURITIES INC.

5.Affiliated Underwriter  managing or participating in syndicate:
  UBS INVESTMENT BANK

6.Aggregate principal amount or number of shares purchased:
$465,000

7.Aggregate principal amount or total number of shares of
offering:  $400,000,000

8.Purchase price (net of fees and expenses):  $99.228

9.Initial public offering price:  $99.228

10.Commission, spread or profit:  0.650%
11. Have the following conditions been satisfied?
YESNO
a.The securities are part of an issue registered under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X


X




X

X
e.    The commission, spread or profit was reasonable
and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote:  Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved: /s/ Rummei Cai
Date:  	12/13/2005

For period ending July 31, 2006
		Exhibit 77(o)
File number 811-8764
FORM 10f-3	BlackRock

FUND:  UBS PACE Intermediate Fixed Income Investments

1.	Issuer:   GENERAL ELECTRIC CAPITAL CORPORATE

2.	Date of Purchase:  11/29/2005
3.  Date offering commenced:  11/29/2005

4.	Underwriters from whom purchased:   LEHMAN BROTHERS INC.

5.	Affiliated Underwriter managing or participating in syndicate:
  UBS INVESTMENT BANK

6.	Aggregate principal amount or number of shares purchased:
 $4,280,000

7.	Aggregate principal amount or total number of shares
of offering:  $1,600,000,000

8.	Purchase price (net of fees and expenses):  $99.794

9.	Initial public offering price: $99.7948

10.	Commission, spread or profit:  0.300%
11.  Have the following conditions been satisfied?YESNO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.X


X




X

X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund and
 all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote:  Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.  In particular,  Affiliated
Underwriter  is defined as UBS AG and its affiliates.  In the case of a Fund advised by a Sub-Adviser,  Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved:
 /s/ Rummei Cai
Date:  	12/13/2005

For period ending July 31, 2006
Exhibit 77(o)
File number 811-8764
FORM 10f-3	BlackRock
FUND:  UBS PACE Intermediate Fixed Income Investments

1.Issuer:   COMCAST CORP

2.Date of Purchase:  11/08/2005
3. Date offering commenced:  11/08/2005

4.Underwriters from whom purchased:   BARCLAYS CAPITAL

5.Affiliated Underwriter managing or participating in syndicate: UBS INVESTMENT BANK

6.Aggregate principal amount or number of shares purchased:
  $1,525,000

7.Aggregate principal amount or total number of shares
of offering:  $500,000,000

8.Purchase price (net of fees and expenses):  $99.913

9.Initial public offering price: $99.913

10.Commission, spread or profit:  0.259%

11.  Have the following conditions been satisfied?
YES NO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X


X




X

X
e.    The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor
have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund
 and all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
 Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved: /s/ Rummei Cai
Date:  	12/13/2005

For period ending July 31, 2006
Exhibit 77(o)
File number 811-8764
FORM 10f-3
FUND:  UBS PACE Municipal Fixed Fund
Name of Adviser or Sub-Adviser  Standish Mellon

1.Issuer:   Northern CA Tobacco

2.Date of Purchase:  12/5/2005
3.Date offering commenced:  12/2/2005

4.Underwriters from whom purchased:   Bear Sterns

5.Affiliated Underwriter managing or participating in syndicate: UBS

6.Aggregate principal amount or number of shares
purchased:  1,000,000

7.Aggregate principal amount or total number of shares
of offering:  219,685,000

8.Purchase price (net of fees and expenses):  97.107

9.Initial public offering price: 97.107

10.	Commission, spread or profit:  5/8%	$6,250
11.  Have the following conditions been satisfied?YESNO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X


X




X

X
e.    The commission, spread or profit was reasonable
and fair in relation to that being received by others
for underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor
have been in continuous operations for not less than
three years.
g     The amount of such securities purchased by the
Fund and all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
  Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved: /s/ Christine Todd
Date:  	01/10/2006

For period ending July 31, 2006
		Exhibit 77(o)
File number 811-8764
FORM 10f-3	BlackRock

FUND:  UBS PACE Intermediate Fixed Income Investments
1.Issuer:  WELLPOINT INC

2.Date of Purchase:  01/05/2006
3.Date offering commenced:  01/05/2006

4.Underwriters from whom purchased:   Banc of America
 Securities LLC

5.Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank

6.Aggregate principal amount or number of shares
purchased:  $950,000

7.Aggregate principal amount or total number of
shares of offering:  $7,000,000,000

8.Purchase price (net of fees and expenses):
$99.833

9.Initial public offering price:  $99.833

10.Commission, spread or profit:  0.600%

11.  Have the following conditions been satisfied?YESNO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X

X



X

X
e.    The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor
have been in continuous operations for not less than three
 years.
g     The amount of such securities purchased by the Fund
and all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed
25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
  Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved: /s/ Runmei Cai
Date:  	02/14/2006

For period ending July 31, 2006
Exhibit 77(o)
File number 811-8764
FORM 10f-3	BlackRock

 FUND:  	UBS PACE Intermediate Fixed Income Investments
1.Issuer:  CISCO Systems Inc

2.Date of Purchase:  02/14/2006
3.Date offering commenced:  02/14/2006

4.Underwriters from whom purchased:   Morgan Stanley & Co

5. Affiliated Underwriter managing or participating in syndicate: UBS Limited

6.Aggregate principal amount or number of shares
purchased:  $600,000

7.Aggregate principal amount or total number of shares
 of offering:  $3,000,000,000

8.Purchase price (net of fees and expenses):  $99.809

9.Initial public offering price:  $99.809

10.Commission, spread or profit:  0.350%

11.  Have the following conditions been satisfied?YES NO
a.	The securities are part of an issue registered under
 the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X


X




X

X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund and
 all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote:  Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized terms above.  In particular,
Affiliated Underwriter  is defined as UBS AG and its affiliates.
 In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter  shall also include any brokerage
affiliate of the Sub-Adviser.Approved:  /s/ Runmei Cai
Date:  	03/08/2006

For period ending July 31, 2006
		Exhibit 77(o)
File number 811-8764
FORM 10f-3	BlackRock
FUND:  UBS PACE Intermediate Fixed Income Investments
1.Issuer:  Deutsche Telekom AG

2.Date of Purchase:  03/16/2006
3.Date offering commenced:  03/16/2006

4.Underwriters from whom purchased:   Morgan Stanley

5.Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank

6.Aggregate principal amount or number of
shares purchased:  $700,000

7.Aggregate principal amount or total number of
shares of offering:  $1,000,000,000

8.Purchase price (net of fees and expenses):  $99.355

9.Initial public offering price:  $99.355

10.Commission, spread or profit:  0.325%

11.  Have the following conditions been satisfied?
YESNO
a.	The securities are part of an issue registered under
 the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than. the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X


X




X

X
e. The commission, spread or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
f. The issuer of the securities and any predecessor have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund and
all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved: /s/ Runmei Cai
Date:  	04/10/2006

For period ending July 31, 2006
		Exhibit 77(o)
File number 811-8764
FORM 10f-3	   FORSTMANNLEFF

FUND:        UBS PACE Select Advisors Trust
1.Issuer:  Transdigm Group Incorporated

2.Date of Purchase:  03/14/2006
 3. ate offering commenced:  03/14/2006

4.Underwriters from whom purchased:   Lehman Brothers

5.Affiliated Underwriter managing or participating in syndicate: UBS Investment Bank

6.Aggregate principal amount or number of shares purchased:  4,230

7.Aggregate principal amount or total number of
shares of offering:  10,954,572

8.Purchase price (net of fees and expenses):

9.	Initial public offering price:  21.00

10.	Commission, spread or profit:  $3,730.86
11.  Have the following conditions been satisfied?
YES NO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.X


X




X

X
e.    The commission, spread or profit was reasonable and
fair in relation to that being received by others for
underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor
have been in continuous operations for not less than three years.
g     The amount of such securities purchased by the Fund
and all investment companies advised by Brinson Advisors or the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote:  Refer to the Rule 10f-3 Procedures for the
definitions of the capitalized terms above.  In particular,
  Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
Affiliated Underwriter  shall also include any brokerage
affiliate of the Sub-Adviser.Approved:  /s/ Joseph M. Whanton
Date:  	03/22/2006

For period ending July 31, 2006
		Exhibit 77(o)
File number 811-8764
FORM 10f-3 Standish Mellon
FUND:        UBS PACE Municipal Fixed Income

1.Issuer:  Energy Northwest Electro Revenue

2.Date of Purchase:  03/23/2006
3. Date offering commenced:  03/23/2006

4.Underwriters from whom purchased:   Goldman Sachs

5.Affiliated Underwriter managing or participating in syndicate: UBS

6.Aggregate principal amount or number of shares purchased: $1 million

7.Aggregate principal amount or total number of shares
of offering:  841,850,000

8.Purchase price (net of fees and expenses):  105.895

9.Initial public offering price:  105.895

10.Commission, spread or profit:  3/8% $37,500

11.  Have the following conditions been satisfied?
YES NO
a.	The securities are part of an issue registered
under the Securities Act of 1933 that is being offered to the public.
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering.
d.   The underwriting was a firm commitment underwriting.
X


X




X

X
e.    The commission, spread or profit was reasonable
and fair in relation to that being received by others for
underwriting similar securities during the same period.
f.     The issuer of the securities and any predecessor
have been in continuous operations for not less than three
years.
g     The amount of such securities purchased by the Fund
and all investment companies advised by Brinson Advisors or
 the Fund s Sub-Adviser, if applicable, did not exceed 25% of the principal amount of the offering sold.
h. No Affiliated Underwriter was a direct or indirect participant in or beneficiary of the sales.X


X



X


XNote: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular,
  Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser,
 Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.Approved: /s/ Christine Todd
Date:  	04/10/2006